                             LETTER OF TRANSMITTAL
                                 IN RESPECT OF
             LIQUID YIELD OPTION(TRADEMARK) NOTES DUE MAY 27, 2013
                          (ZERO COUPON-SENIOR SECURED)
                                       OF

                         COLEMAN WORLDWIDE CORPORATION

          PURSUANT TO THE OFFER TO ACCEPT LYONS FOR EXCHANGE FOR CASH
                               DATED MAY 23, 1997

THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON FRIDAY, JUNE 20, 1997, UNLESS THE EXCHANGE OFFER IS EXTENDED.

                   The Depositary for the Exchange Offer is:
                        FIRST TRUST NATIONAL ASSOCIATION

       By Mail:         By Facsimile Transmission:      By Hand or Overnight
 First Trust National         (612) 244-1537                  Courier:
      Association                                       First Trust National
    Corporate Trust        Confirm By Telephone:             Association
      Depositary              (612) 973-5800             180 East 5th Street
    P.O. Box 64485                                        4th Floor Window
St. Paul, MN 59164-9549                                  St. Paul, MN 55101
 Attn: Corporate Trust                                  Attn: Corporate Trust

                               ------------------

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS TO A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL WHERE INDICATED BELOW AND COMPLETE THE SUBSTITUTE FORM W-9 PROVIDED BELOW. THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     This Letter of Transmittal is to be used by holders (each a 'Holder' and, collectively, the 'Holders') of Liquid Yield Option(Trademark) Notes due May 27, 2013 (the 'LYONs') of Coleman Worldwide Corporation (the 'Company') if: (i) certificates representing LYONs are to be physically delivered to the Depositary herewith by such Holders; (ii) surrender of LYONs for exchange is to be made by book-entry transfer to the Depositary's account at The Depository Trust Company ('DTC') or the Philadelphia Depository Trust Company ('Philadep') (each, a 'Book-Entry Transfer Facility' and, collectively, the 'Book-Entry Transfer Facilities'); (iii) surrender of LYONs for exchange is to be made by guaranteed delivery; or (iv) surrender of LYONs for exchange is to be made according to the DTC Automated Tender Offer Program ('ATOP'), in each case pursuant to the procedures set forth in 'THE EXCHANGE OFFER--Procedures for Exchanging LYONs' in the Offer to Accept LYONs for Exchange for Cash.

     DELIVERY OF DOCUMENTS TO A BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

     The undersigned should complete, execute and deliver this Letter of

Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer (as defined below).

     All capitalized terms used herein and not defined herein shall have the meaning ascribed to them in the Offer to Accept LYONs for Exchange for Cash.

     Your bank or broker can assist you in completing this form. The instructions included with this Letter of Transmittal must be followed. Questions and requests for assistance may be directed to the Information Agent or the Dealer Manager at their respective addresses and telephone numbers as indicated at the end of this Letter of Transmittal. Additional copies of the Offer to Accept LYONs for Exchange for Cash, this Letter of Transmittal or other documents may be obtained from the Information Agent, the Dealer Manager or from brokers, dealers, commercial banks, trust companies or other nominees. See Instruction 12 below.
------------------
(TM) Trademark of Merrill Lynch & Co., Inc.

                        DESCRIPTION OF LYONS SURRENDERED
                               (SEE INSTRUCTIONS)

 NAME(S) AND ADDRESS(ES) OF REGISTERED               CERTIFICATE(S)
               HOLDER(S)                  (ATTACH ADDITIONAL LIST, IF NECESSARY
      (PLEASE FILL IN, IF BLANK)                  (SEE INSTRUCTION 3))
                                                                        AMOUNT
                                                        AMOUNT OF         OF
                                                          LYONS         LYONS
                                                       REPRESENTED    SURRENDERED
                                         CERTIFICATE        BY           FOR
                                         NUMBER(S)*   CERTIFICATE(S)* EXCHANGE**




                                         TOTAL LYONS

  * Need not be completed by Holders delivering LYONs by book-entry transfer or in accordance with DTC's ATOP procedures for transfer.
 ** Unless otherwise indicated, it will be assumed that the amount of all LYONs delivered to the Depositary are being surrendered for exchange. See Instruction 4. Surrenders of LYONs for exchange may be made only in denominations of $1,000 principal amount, or in integral multiples of $1,000 principal amounts.

/ / CHECK HERE IF LYONS SURRENDERED FOR EXCHANGE ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER (INCLUDING THROUGH ATOP) TO THE DEPOSITARY'S ACCOUNT AT ONE OF THE BOOK-ENTRY TRANSFER FACILITIES AND COMPLETE THE FOLLOWING:

     Name of Institution Surrendering for Exchange _____________________________ Check Box of Applicable Book-Entry Transfer Facility:

     / / DTC        / / Philadep

     Account                            Transaction Code
     Number: ------------------------------  Number: ---------------------------

/ / CHECK HERE IF CERTIFICATES FOR LYONS SURRENDERED FOR EXCHANGE ARE BEING
    DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

    Name(s) of Registered Holder(s) ____________________________________________
     Date of Execution of Notice of Guaranteed Delivery ________________________ Name of Eligible Institution which Guaranteed Delivery ____________________ If Delivery is by book-entry transfer:
     Name of Institution Surrendering for Exchange _____________________________ Check Box of Applicable Book-Entry Transfer Facility:
     / / DTC        / / Philadep

     Account                            Transaction Code
     Number: ------------------------------  Number: ---------------------------

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW

     HOLDERS WHO WISH TO ACCEPT THE EXCHANGE OFFER AND SURRENDER THEIR LYONS FOR EXCHANGE MUST COMPLETE THIS LETTER OF TRANSMITTAL IN ITS ENTIRETY. HOLDERS WHO WISH TO RECEIVE THE EXCHANGE OFFER CONSIDERATION PURSUANT TO THE EXCHANGE OFFER MUST VALIDLY SURRENDER FOR EXCHANGE (AND NOT WITHDRAW) THEIR LYONS TO THE DEPOSITARY PRIOR TO THE EXPIRATION DATE.

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY
--------------------------------------------------------------------------------

Ladies and Gentlemen:

     The undersigned hereby surrenders to Coleman Worldwide Corporation, a Delaware corporation (the 'Company'), the certificates described above for Liquid Yield Option(Trademark) Notes due May 27, 2013 (the 'LYONs') for exchange for cash at $343.61 per $1,000 principal amount at maturity, net to the exchanging holder of LYONs (a 'Holder'), upon the terms and subject to the conditions set forth in the Offer to Accept LYONs for Exchange for Cash dated May 23, 1997 (the 'Offer to Accept LYONs for Exchange for Cash'), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which collectively constitute the 'Exchange Offer').

     The undersigned understands that the 'Expiration Date' for purposes of the Exchange Offer means 12:00 Midnight, New York City time on Friday, June 20, 1997, unless and until the Company shall, in its sole discretion, have extended the period of time for which the Exchange Offer is to remain open, in which event the term 'Expiration Date' shall mean the latest time and date to which such Exchange Offer shall have been so extended by the Company.

     Subject to and effective upon acceptance by the Company for exchange of, and payment of the Exchange Offer consideration for, the principal amount of LYONs surrendered for exchange with or pursuant to this Letter of Transmittal, the undersigned, pursuant to the Indenture dated as of May 27, 1993 (the 'Indenture'), between the Company and First Trust National Association, as successor Trustee, hereby surrenders for exchange, assigns and transfers to or upon the order of the Company all right, title and interest in and to all the LYONs that are being surrendered for exchange hereby. The undersigned hereby irrevocably constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Depositary also acts as the agent of the Company) with respect to such LYONs, with full power of substitution (such power-of-attorney being deemed to be an irrevocable power coupled with an interest) to (i) present such LYONs and all evidences of transfer and authenticity to, or transfer ownership of, such LYONs on the account books maintained by any Book-Entry Transfer Facilities to, or upon the order of, the Company; (ii) present such LYONs for exchange and transfer on the books of the Company; and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such LYONs, all in accordance with the terms and conditions of the Exchange Offer.

     LYONs surrendered for exchange may be withdrawn by written notice of withdrawal received by the Depositary, or by a properly transmitted 'Agents Message' (as defined in the Offer to Accept LYONs in Exchange for Cash) through ATOP, prior to the Expiration Date. In the event of termination of the Exchange Offer, the LYONs surrendered for exchange pursuant to the Exchange Offer will be returned promptly to the Holder surrendering for exchange.

     If any LYONs surrendered for exchange are not exchanged pursuant to the Exchange Offer for any reason, or if LYONs are delivered for a greater principal amount of LYONs than are surrendered for exchange, such unexchanged LYONs or LYONs not surrendered for exchange, as the case may be, will be returned without expense to the Holder surrendering for exchange (or, in the case of LYONs surrendered for exchange by book-entry transfer, such LYONs will be credited to an account maintained at the appropriate Book-Entry Transfer Facility), in either case as promptly as practicable following the acceptance for exchange of LYONs pursuant to the Exchange Offer or the termination of the Exchange Offer, as the case may be.

     The undersigned understands that surrenders for exchange of LYONs pursuant to any of the procedures described in 'THE EXCHANGE OFFER--Procedures for Exchanging LYONS' of the Offer to Accept LYONs for Exchange for Cash and in the instructions hereto and acceptance thereof by the Company will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer. The undersigned understands that the Company will be deemed to have accepted LYONs validly surrendered for exchange (or defectively surrendered for exchange LYONs with respect to which the Company has waived such defect) if, as, and when the Company gives oral or written notice thereof to the Depositary.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to surrender for exchange, assign and transfer the LYONs surrendered for exchange hereby, and that, when such LYONs are accepted for exchange by the Company, the Company will acquire good title thereof, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim or right. The undersigned will, upon request, execute and deliver any additional documents the Depositary or the Company deems necessary or desirable to complete the surrender, assignment, transfer and exchange of the LYONs surrendered for exchange hereby. The undersigned has read and agrees to all the terms of the Offer to Accept LYONs for Exchange for Cash and this Letter of Transmittal.

     All authority herein conferred or agreed to be conferred by this Letter of Transmittal shall not be affected by, and shall survive, the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal and legal representatives, successors and assigns of the undersigned. Except as stated in the Offer to Accept LYONs for Exchange for Cash, this surrender for exchange is irrevocable.

     The undersigned understands that the delivery and surrender of the LYONs is not effective, and the risk of loss of the LYONs does not pass to the Depositary, until the receipt by the Depositary of this Letter of Transmittal, or a facsimile hereof, properly completed and duly executed, together with all accompanying evidences of authority and any other required documents in form satisfactory to the Company. All questions as to form of all documents and the validity (including the time of receipt) and acceptance of LYONs for exchange and withdrawals of LYONs will be determined by the Company at its sole discretion, which determination shall be final and binding.

     The names and addresses of the registered Holders should be printed, if they are not already printed above, as they appear on the certificates representing the LYONs surrendered herewith. The certificates and the amount of LYONs that the undersigned wishes to surrender should be indicated in the appropriate boxes.


------------------
(TM)Trademark of Merrill Lynch & Co., Inc.

     Unless otherwise indicated herein under 'Special Issuance Instructions', the undersigned hereby requests that any LYONs representing principal amounts not surrendered for exchange or not accepted for exchange be issued in the name(s) of the undersigned (and in the case of LYONs surrendered for exchange by book-entry transfer, by credit to the account at the Book-Entry Transfer Facility designated above), and that checks for payment of the Exchange Offer consideration be issued to the order of the undersigned. Similarly, unless otherwise indicated herein under 'Special Delivery Instructions', the undersigned hereby requests that any LYONs representing principal amounts not surrendered for exchange or accepted for exchange and checks for payment of the Exchange Offer consideration be delivered to the undersigned at the address shown below the undersigned's signature(s). In the event that the 'Special Issuance Instructions' box or the 'Special Delivery Instructions' box is, or both are, completed, the undersigned hereby requests that any LYONs representing principal amounts not surrendered for exchange or not accepted for exchange be issued in the name(s) of, such LYONs be delivered to, and checks for payment of the Exchange Offer consideration be issued in the name(s) of, and checks be delivered to, the person(s) at the address(es) so indicated, as applicable. The undersigned recognizes that the Company has no obligation pursuant to the 'Special Issuance Instructions' box or 'Special Delivery Instructions' box to transfer any LYONs from the name of the registered Holder(s) thereof if the Company does not accept for exchange any of the principal amount of such LYONs so surrendered for exchange.

                         SPECIAL ISSUANCE INSTRUCTIONS
                        (SEE INSTRUCTIONS 4, 5, 6 AND 7)

     To be completed ONLY if the check for the Exchange Offer consideration for LYONs accepted for exchange and/or LYONs not surrendered for exchange or not accepted for exchange are to be issued in the name of someone other than the undersigned registered Holder(s) of LYONs.

Issue / /  check / /  certificates to:
Name: __________________________________________________________________________
                                    (PLEASE PRINT)

Address: _______________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
                                                                      (ZIP CODE)

________________________________________________________________________________
                         (TAXPAYER IDENTIFICATION NO.)
                        (SEE SUBSTITUTE FORM W-9 HEREIN)

Credit unexchanged LYONs delivered by book-entry transfer to the Book Entry Transfer Facility Account set forth below:


/ /  DTC
/ /  Philadep
                         SPECIAL DELIVERY INSTRUCTIONS
                       (SEE INSTRUCTIONS 4, 5, 6, AND 7)

     To be completed ONLY if the check for the Exchange Offer consideration for LYONs accepted for exchange and/or LYONs not surrendered for exchange or not accepted for exchange are to be mailed to someone other than the undersigned registered Holder(s) of LYONs at an address other than that shown below the undersigned registered Holder(s) of LYONs signature(s).

Mail / /  check / /  certificates to:

Name: __________________________________________________________________________
                                    (PLEASE PRINT)

Address: _______________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
                                                                      (ZIP CODE)

________________________________________________________________________________
                         (TAXPAYER IDENTIFICATION NO.)
                        (SEE SUBSTITUTE FORM W-9 HEREIN)

                                PLEASE SIGN HERE
       (TO BE COMPLETED BY ALL HOLDERS OF LYONS SURRENDERING FOR EXCHANGE
      REGARDLESS OF WHETHER LYONS ARE BEING PHYSICALLY DELIVERED HEREWITH)
     In order to validly surrender LYONs for exchange pursuant to the Exchange Offer, this Letter of Transmittal must be signed by the registered Holder(s) of LYONs exactly as their name(s) appear(s) on the LYONs certificate(s) or, if surrendered for exchange by a participant in one of the Book-Entry Transfer Facilities, exactly as such participant's name appears on a security position listing as the owner of LYONs, or by person(s) authorized to become registered Holder(s) by endorsements and documents transmitted with this Letter of Transmittal.
     If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under 'Capacity' and submit evidence satisfactory to the Company of such person's authority to so act. See Instruction 5 below.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
          SIGNATURE(S) OF REGISTERED HOLDER(S) OR AUTHORIZED SIGNATORY

Date:             ,
     ------------- -------

Name(s):
        -----------------------------------------------------------------------
                                 (PLEASE PRINT)

--------------------------------------------------------------------------------

Capacity (full title):
                       ---------------------------------------------------------

Address:
        ------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

Area Code and Telephone Number:
                               -------------------------------------------------

                 SIGNATURE GUARANTEE (SEE INSTRUCTION 1 BELOW)
        CERTAIN SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION

--------------------------------------------------------------------------------
             (NAME OF ELIGIBLE INSTITUTION GUARANTEEING SIGNATURES)

--------------------------------------------------------------------------------
  (ADDRESS (INCLUDING ZIP CODE) AND TELEPHONE NUMBER (INCLUDING AREA CODE) OF
                                     FIRM)


--------------------------------------------------------------------------------
                             (AUTHORIZED SIGNATURE)

--------------------------------------------------------------------------------
                                 (PRINTED NAME)

--------------------------------------------------------------------------------
                                    (TITLE)
Dated:             ,
      ------------- -------

                   PLEASE COMPLETE SUBSTITUTE FORM W-9 HEREIN

                                  INSTRUCTIONS

                FORMING PART OF THE TERMS AND CONDITIONS OF THE
                                 EXCHANGE OFFER

     1. GUARANTEE OF SIGNATURES. All signatures on this Letter of Transmittal must be guaranteed by a firm which is a participant in the Security Transfer Agents Medallion Program, the Stock Exchange Medallion Program or the New York Stock Exchange Medallion Signature Guarantee Program (each, an 'Eligible Institution') unless (a) this Letter of Transmittal is signed by the registered Holder(s) of the LYONs (which term, for purposes of this document, shall include any participant in one of the Book-Entry Transfer Facilities whose name appears on the security position listing as the owner of the LYONs) surrendered herewith and such Holder(s) have not completed either of the boxes entitled 'Special Payment Instructions' or 'Special Delivery Instructions' on this Letter of Transmittal or (b) such LYONs are surrendered for the account of an Eligible Institution. See Instruction 5.

     2. DELIVERY OF THE LETTER OF TRANSMITTAL AND LYONS. This Letter of Transmittal is to be used if (a) certificates are to be forwarded herewith, (b) surrender of LYONs for exchange is to be made by book-entry transfer, or (c) surrender of LYONS for exchange is to be made through ATOP, in each case pursuant to the procedures set forth in 'THE EXCHANGE OFFER--Procedures for Exchanging LYONS' of the Offer to Accept LYONs for Exchange for Cash. Certificates for all physically delivered LYONs, a confirmation of a book-entry transfer of all LYONs delivered electronically into the Depositary's account at one of the Book-Entry Transfer Facilities or confirmation of surrender through ATOP, together in each case with a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees, or an Agent's Message in connection with a book-entry delivery of LYONs, and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth at the end of this Letter of Transmittal prior to the Expiration Date.

     Holders whose certificates are not immediately available or who cannot deliver their LYONs and all other required documents to the Depositary by the Expiration Date must surrender their LYONs pursuant to the guaranteed delivery procedure set forth in 'THE EXCHANGE OFFER--Procedures for Exchanging LYONS' of the Offer to Accept LYONs for Exchange for Cash. Pursuant to such procedure: (a) such surrender must be made by or through an Eligible Institution, (b) a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form provided by the Company must be received by the Depositary by the Expiration Date and (c) the certificates for all physically delivered LYONs, or a confirmation of a book-entry transfer of all LYONs delivered electronically into the Depositary's account at one of the Book-Entry Transfer Facilities, or an electronic transmission of acceptance causing DTC to transfer LYONs to the Depositary in accordance with DTC's ATOP procedures, together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Depositary within three New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery.


     The Notice of Guaranteed Delivery may be delivered by hand, transmitted by telegram, facsimile transmission or mail to the Depositary and must include a guarantee by an Eligible Institution in the form set forth in such Notice. For LYONs to be validly surrendered for exchange pursuant to the guaranteed delivery procedure, the Depositary must receive the Notice of Guaranteed Delivery by the Expiration Date.

     THE METHOD OF DELIVERY OF LYONS, THE LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH A BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND RISK OF THE EXCHANGING HOLDER AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF CERTIFICATES FOR LYONS ARE SENT BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED.

     No alternative, conditional or contingent surrenders will be accepted, and no certificates representing less than $1,000 principal amount of LYONs will be exchanged. By executing this Letter of Transmittal (or facsimile thereof), each Holder surrendering LYONs for exchange waives any right to receive any notice of the acceptance of such Holder's LYONs for exchange.

     SUBMISSION OF A PROPERLY COMPLETED AND DULY EXECUTED LETTER OF TRANSMITTAL (OR A FACSIMILE THEREOF) TO THE DEPOSITARY WILL CONSTITUTE COMPLETION AND DELIVERY OF THE EXCHANGE NOTICE REQUIRED BY THE INDENTURE

DATED AS OF MAY 27, 1993, BETWEEN THE COMPANY AND FIRST TRUST NATIONAL ASSOCIATION, AS SUCCESSOR TRUSTEE.

     3. INADEQUATE SPACE. If the space provided in the box captioned 'Description of LYONs Surrendered' is inadequate, the certificate numbers and/or the amount of LYONs should be listed on a separate signed schedule and attached to this Letter of Transmittal.

     4. PARTIAL SURRENDERS AND UNPURCHASED LYONS. (Not applicable to Holders who deliver LYONs by book-entry transfer.) Surrenders of LYONs for exchange pursuant to the Exchange Offer will be accepted only in principal amounts equal to $1,000 or integral multiples thereof. If less than the entire amount represented by any certificate delivered to the Depositary is to be surrendered, fill in the amount of LYONs that is to be surrendered in the box entitled 'Amount of LYONs Surrendered for Exchange'. If such amount of LYONs is exchanged, a new certificate for the remainder of the amount of LYONs represented by the old certificate(s) will be sent (or, if surrendered for exchange by book-entry transfer, returned by credit to the account at the Book-Entry Facility designated herein) to and in the name of the registered Holder(s) (unless otherwise provided by such Holder(s) having completed either of the boxes entitled 'Special Payment Instructions' or 'Special Delivery Instructions' on the Letter of Transmittal) as promptly as practicable following the expiration or termination of the Exchange Offer. The entire amount of LYONs represented by the certificate(s) listed and delivered to the Depositary will be deemed to have been surrendered for exchange unless otherwise indicated.

     5. SIGNATURES ON THE LETTER OF TRANSMITTAL, BOND POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered Holder(s) of the
LYONs surrendered herewith, the signature(s) must correspond with the name(s) as written on the face of the certificates without any change whatsoever. If this

Letter of Transmittal is signed by a participant in one of the Book-Entry Transfer Facilities whose name is shown as the owner of the LYONs surrendered for exchange hereby, the signature must correspond with the name shown on the security position listing as the owner of the LYONs.

     If any of the LYONs surrendered herewith are registered in the name of two or more joint owners, each such owner must sign this Letter of Transmittal. If any of the LYONs surrendered herewith are registered in different names on different certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

     If this Letter of Transmittal is signed by the registered Holder(s) of the LYONs surrendered herewith, no endorsements of certificates or bond powers are required unless payment is to be made, or the certificates for LYONs not surrendered or not exchanged are to be issued, in the name(s) of any person(s) other than the registered Holder(s). Signatures on any such certificates or bond powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered Holder(s) of the LYONs surrendered herewith, however, the certificates must be endorsed or accompanied by appropriate bond powers and signed exactly as the name(s) of the registered Holder(s) appear(s) on the certificates for such LYONs and signature(s) on any such certificate(s) or bond powers must be guaranteed by an Eligible Institution. See Instruction 1.

     If this Letter of Transmittal or any certificate is signed by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing by giving such person's full title in such capacity and proper evidence satisfactory to the Company of the authority of such person to act in such capacity must be submitted.

     6. TRANSFER TAXES. Except as provided in this Instruction, the Company will pay any transfer taxes with respect to the exchange of LYONs pursuant to the Exchange Offer other than withholding taxes as described under 'Important Tax Information' below. See Instruction 8. If, however, payment of the Exchange Offer consideration is to be made to, or LYONs not surrendered for exchange or not exchanged are to be registered in the name of, any person other than the registered Holder(s), the amount of all transfer taxes, if any (whether imposed on the registered Holder(s) or such other person), payable on account of the transfer to such person will be deducted from the Exchange Offer consideration unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

     7. SPECIAL ISSUANCE AND SPECIAL DELIVERY INSTRUCTIONS. Holders surrendering LYONs for exchange should indicate in the applicable box or boxes the name and address to which LYONs for principal amounts not surrendered for exchange or not accepted for exchange or checks for payment of the Exchange Offer consideration are to be issued or sent, if different from the name and address of the Holder signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated. If no instructions are given,

LYONs not surrendered for exchange or not accepted for exchange will be returned, and Exchange Offer consideration will be paid (subject to the terms and conditions of the Exchange Offer) to the Holder surrendering for exchange. Any Holder surrendering for exchange by book-entry transfer may request that LYONs not surrendered for exchange or not accepted for exchange be credited to such account at either of the Book-Entry Transfer Facilities as such Holder may designate under the caption 'Special Issuance Instructions'. If no such instructions are given, any such LYONs not surrendered for exchange or not accepted for exchange will be returned by crediting the account at the Book-Entry Transfer Facility designated above.

     8. TAXPAYER IDENTIFICATION NUMBER. Each Holder surrendering LYONs for exchange is required to provide the Depositary with the Holder's correct taxpayer identification number ('TIN'), generally the Holder's social security or federal employer identification number, on Substitute Form W-9, which is provided under 'Important Tax Information' below, or alternatively, to establish another basis for exemption from backup withholding. A Holder must cross out item (2) in the Certification box on Substitute Form W-9 if such Holder may be subject to backup withholding. If the Depositary is not provided with the correct taxpayer identification number, the Holder may be subject to a $50 penalty imposed by the Internal Revenue Service, and any Exchange Offer consideration paid to the Holder may be subject to backup withholding tax. Any amount withheld under these rules will be creditable against the Holder's federal income tax liability; and if withholding results in an overpayment of taxes, a refund may be obtained. The box in Part 3 of the form should be checked if the Holder surrendering for exchange has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked and the Depositary is not provided with a TIN within 60 days, thereafter the Depositary will withhold 31% on all such payments of the Exchange Offer consideration until a TIN is provided to the Depositary. Foreign Holders must submit a completed Form W-8 in order to be exempt from the 31% federal income tax backup withholding on the payment of the Exchange Offer consideration.

     9. IRREGULARITIES. All questions as to the form of all documents and the validity (including time of receipt) and acceptance of surrenders for exchange and withdrawals of LYONs will be determined by the Company, in its sole discretion, which determination shall be final and binding. ALTERNATIVE, CONDITIONAL OR CONTINGENT SURRENDERS FOR EXCHANGE WILL NOT BE CONSIDERED VALID. The Company reserves the absolute right to reject any or all LYONs surrendered for exchange that are not in proper form or the acceptance of which would, in the Company's opinion, be unlawful. The Company also reserves the right to waive any defects, irregularities or conditions of surrender for exchange as to particular LYONs. The Company's interpretations of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) will be final and binding. Any defect or irregularity in connection with surrenders for exchange of LYONs must be cured within such time as the Company determines, unless waived by the Company. Surrenders for exchange of LYONs shall not be deemed to have been made until all defects or irregularities have been waived by the Company or cured. None of the Company, the Depositary, the Dealer Manager, the Information Agent or any other person will be under any duty to give notice of any defects or irregularities in surrenders of LYONs for exchange, or will incur any liability to Holders for failure to given any such notice.


     10. WAIVER OF CONDITIONS. The Company expressly reserves the absolute right, in its sole discretion, to amend or waive any of the conditions to the Exchange Offer in the case of any LYONs surrendered for exchange, in whole or in part, at any time and from time to time.

     11. MUTILATED, LOST, STOLEN OR DESTROYED LYONS. Any Holder whose LYONs have been mutilated, lost, stolen or destroyed should write to the Trustee, First Trust National Association, attention of Corporate Trust Department, for further instructions.

     12. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions relating to the procedure for surrendering LYONs for exchange and requests for assistance or additional copies of the Offer to Accept LYONs for Exchange for Cash and this Letter of Transmittal may be directed to the Dealer Manager or the Information Agent, whose addresses and telephone numbers appear below.

                           IMPORTANT TAX INFORMATION

     Under Federal income tax laws, a Holder whose LYONs are accepted for exchange in the Exchange Offer is required to provide the Depositary (as payer) with such Holder's correct TIN on Substitute Form W-9 below or otherwise establish a basis for exemption from backup withholding. If such Holder is an individual, the TIN is his social security number. If the Depositary is not provided with the correct taxpayer identification number and certificate of no loss of exemption from backup withholding or other adequate basis for exemption, the Holder may be subject to a $50 penalty imposed by the Internal Revenue Service, and any Exchange Offer consideration paid to the Holder may be subject to a 31% backup withholding tax. Any amount withheld under these rules will be creditable against the Holder's Federal income tax liability and if withholding results in an overpayment of taxes, a refund may be obtained.

     Certain Holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, that Holder must submit a Form W-8, signed under penalties of perjury, attesting to that individual's exempt status. Such statements can be obtained from the Depositary. See the enclosed Guidelines for Certification of Taxpayer Identification on Substitute Form W-9 for additional instructions.

     EACH HOLDER IS URGED TO CONSULT WITH SUCH HOLDERS TAX ADVISOR AS TO THE PARTICULAR TAX CONSEQUENCES OF THE EXCHANGE AND THE APPLICABILITY AND EFFECT OF FEDERAL, STATE, LOCAL AND OTHER TAX LAWS.

PURPOSE OF SUBSTITUTE FORM W-9

     To prevent backup withholding, each nonexempt Holder must provide his correct TIN by completing the applicable form provided in this Letter of Transmittal, certifying that the TIN provided is correct (or that such Holder is awaiting a TIN) and that (i) the Holder has not been notified by the Internal Revenue Service that he is subject to backup withholding as a result of failure to report all interest or dividends or (ii) the Internal Revenue Service has notified the Holder that he is no longer subject to backup withholding.

WHAT NUMBER TO GIVE THE DEPOSITARY

     The Holder is required to give the Depositary its TIN (e.g., social security number or employer identification number). If the LYONs are held in more than one name or are held not in the name of the actual owner, consult the enclosed 'Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9' for additional guidance on which number to report.

                 PAYER'S NAME: FIRST TRUST NATIONAL ASSOCIATION

  SUBSTITUTE                PART 1 -- PLEASE
                            PROVIDE YOUR TIN IN
                            THE BOX AT RIGHT AND  ------------------------------
                            CERTIFY BY SIGNING        Social Security Number
                            AND DATING BELOW.
  FORM W-9
                                                                OR
  DEPARTMENT OF THE TREASURY
  INTERNAL REVENUE SERVICE                        ------------------------------
                                                  Employer Identification Number

                            PART II               PART III
  PAYER'S REQUEST FOR       CERTIFICATION --      Awaiting TIN
  TAXPAYER                  Under penalties of                ------------------
  IDENTIFICATION            perjury, I certify
  NUMBER (TIN)              that:

                            (1)  The number shown
                            on this form is my
                            correct taxpayer
                            identification number
                            (or I am waiting for a
                            number to be issued to
                            me); and

                            (2)  I am not subject
                            to backup withholding
                            because (i) I am exempt
                            from backup
                            withholding, or (ii) I
                            have not been notified
                            by the Internal Revenue
                            Service ('IRS') that I
                            am subject to backup
                            withholding as a result
                            of failure to report
                            all interest or
                            dividends, or (iii) the
                            IRS has notified me
                            that I am no longer
                            subject to backup
                            withholding.

                            CERTIFICATE INSTRUCTIONS -- You must cross out item
                            (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you are subject to backup withholding you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).

  SIGNATURE: _________________________________________ DATE: __________________

  NAME: ______________________________________________
                       (PLEASE PRINT)

NOTE: FAILURE TO COMPLETE THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF
      ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

           YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
                  THE BOX IN PART III OF SUBSTITUTE FORM W-9.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Officer or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within 60 days, 31% of all reportable payments made to me thereafter will be withheld until I provide a number.

  SIGNATURE: _________________________________________ DATE: __________________

  NAME: ______________________________________________
                       (PLEASE PRINT)

     Requests for assistance or additional copies of the Offer to Accept LYONs for Exchange for Cash and this Letter of Transmittal may be obtained from the Information Agent or the Dealer Manager at their respective addresses or telephone numbers set forth below.

                The Information Agent for the Exchange Offer is:

                               KISSEL-BLAKE INC.

                          110 Wall Street, 11th Floor
                               New York, NY 10005
                             Banks and Brokers call
                            (212) 344-6733 (collect)

                         Call Toll Free 1-800-554-7733

                 The Dealer Manager for the Exchange Offer is:

                            BEAR, STEARNS & CO. INC.

                                245 Park Avenue
                            New York, New York 10167
                                 (212) 272-2000